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                                                                   EXHIBIT 10.40


                 [LOGO OF WESTBELT BUSINESS PARK APPEARS HERE]

                                LEASE AGREEMENT

   THIS LEASE AGREEMENT is made and entered into between WESTBELT BUSINESS PARK
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JOINT VENTURE, an Ohio joint venture partnership, 2777 Stemmons Freeway,
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Dallas, Texas 75207
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________________________________________________________________________________

hereafter referred to as "Lessor" and BOISE CASCADE CORPORATION, a Delaware
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corporation.
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One Jefferson Square, Boise, Idaho 83728
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hereafter referred to as "Lessee":

                                  WITNESSETH:

   1. LEASED PREMISES: In consideration of the rents, terms, provisions and covenants of this Lease Agreement, Lessor hereby leases, lets and demises to Lessee the following described premises (referred to as "leased premises" and containing approximately one hundred twenty-six thousand six hundred sixty-five
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(126,665)
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square feet) situated in Park Distribution Center Building A
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(sometimes referred to as "the building"): Situated in the City of Columbus,
County of Franklin, State of Ohio, and further described as:
                    1630 Westbelt Drive
                    Columbus, Ohio 43228

as outlined in red on the floor plan of the building attached hereto and made a part hereof as Exhibit "A".

   2. TERM: Subject to and upon the conditions set forth below, the term of this Lease shall commence on (xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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the "completion date" as defined in paragraph 11 herein which Lessor shall use its best efforts to establish as June 1, 1984 as to the warehouse portion of
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the leased premises, as shown on Exhibit "A", and July 1, 1984 as to the office portion of the leased premises, as shown on Exhibit "A" and shall end no later than September 30, 1989. Upon the completion date as specified in paragraph 11 herein, the parties shall execute an Amendment setting forth the termination date of the Lease, which shall be no later than September 30, 1989.

   3. LEASE RENT AND SECURITY DEPOSIT: Lessee agrees to pay the monthly rent for the leased premises in the amount of Twenty-Nine Thousand Five Hundred Fifty-Five Dollars ($29.555.00), which amount shall be payable to Lessor on the first day of each calendar month, c/o Vantage Properties, Inc., P. O. Box 28248, Columbus, Ohio 43228, with such rent commencing on December 1, 1984, or five (5) months after the completion date, whichever is later (in either instance, the "Rental Commencement Date"); provided, however, that Lessee agrees to pay to Lessor the amount of Twenty-Seven Thousand Seven Hundred Dollars ($27,700.00) per month for the period commencing with the later of November 1, 1984 or five
(5) months after the completion of the warehouse portion of the leased premises, and ending with the day before the Rental Commencement Date. Provided, however, that in the event the Rental Commencement Date is other than on the first day of a month, the rent shall be prorated for the remainder of the month based on a 30-day month.

   (c) The base rental set forth in the preceding subparagraph (a) shall be subject to escalation of operating expenses as otherwise provided in this Lease.

   (d) Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which rent is due, a service charge of five percent of all past due amounts owed on such date shall become due and payable in addition to the regular rent owed under this Lease.

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   (e)  In the event the operating expenses (as defined below) of Lessor upon the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $____________ per square foot. Lessee agrees to pay as additional rental Lessee's pro rata share of the excess operating expenses. Lessor may, within nine months following the close of any calendar year for which additional rental is due under this paragraph, invoice Lessee for the excess operating expenses. The invoice shall include in reasonable detail all computations of the additional rental, and Lessee agrees to make payment of the additional rental to Lessor within ten days following receipt of the invoice. In the year in which this Lease terminates, Lessor, in lieu of waiting until the close of the calendar year in order to determine any excess operating expenses, has the option to invoice Lessee for Lessee's pro rata share of the operating expenses based upon the previous year's excess operating expenses: Lessor shall invoice Lessee under this option within thirty days prior to the termination of the Lease or at any time thereafter once the calendar year has closed, however, Lessor shall make any necessary adjustment to Lessee's pro rata share of the operating expenses based on the actual expenses. Lessee shall have the right, at its own expense and at a reasonable time, to audit Lessor's books relevant to the additional rentals due under this paragraph.

   (f) The term "operating expenses" as used above (See Addendum item A.) includes all expenses incurred with respect to the maintenance and operation of the building of which the leased premises are a part, including but not limited to maintenance and repair costs, water, sewer, security, trash and snow removal, landscaping, wages and fringe benefits payable to employees of Lessor whose duties are connected with the operation and maintenance of the building amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the building, all services, supplies, repairs, replacements or other expenses for maintaining and operating the building including common area and parking area. The term "operating expenses" also includes all real property taxes and installments of special assessments, including special assessments due to deed restrictions and/or owners' associations, which accrue against the building of which the leased premises are a part during the term of this Lease as well as all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term "operating expenses" does not include any capital improvement to the building of which the leased premises are a part, nor shall it include repairs, restoration or other work occasioned by fire, wind, storm or other casualty income and franchise taxes of Lessor, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising, expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of lessor, compensation paid to any employee of Lessor above the grade of building superintendent nor depreciation allowance or expenses.

   4. SIGNS: Lessee shall have the right to erect signs requested by Lessee and approvedin good taste only on the (or such other location as may be requested by Lessee and approved by Lessor) subject to all applicable laws, deed restriction and regulations. See Addendum Item B. The composition and location of such sign shall be subject to approval of Lessor for the purposes of maintaining architectural continuity and quality of design. No signs or other objects shall be erected which are attached to the roof of the building and no signs shall be attached to the building or canopy at right angles suspended by guy wires, but shall be attached flush to the canopy in a safe and secure manner. All such signs erected shall advertise Lessee's business only and no revenue producing advertising shall be erected on the leased premises without specific written permission of Lessor. Lessee shall not paint any signs directly on the walls of the building or otherwise deface, damage or overload the building. Lessee shall have the right to place lettering upon the entrance doors or upon the plate glass windows of the leased premises: provided, however, that the lettering shall not exceed six inches in height and shall be subject to the approval of Lessor. See Addendum Item C. No other signs shall be displayed on the leased premises without the prior written consent of Lessor. Lessee shall remove all signs at the termination of this Lease, at Lessee's sole risk and expense and shall in a workmanlike manner properly repair any damage and close any holes caused by the removal of Lessee's signs.

   5. USAGE: Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purposes of general office and
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distribution See Addendum item D
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Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Lessor in its management of the building.

   6. INSURANCE: Lessee shall not permit the leased premises to be used in any way which would, be extra hazardous on account of fire or otherwise which would in any way increase or render void the fire insurance on leasehold improvements or contents in the building belonging to other tenants in the building. Lessee warrants to Lessor that the insurance questionnaire (filled out by Lessee, signed and presented to Lessor prior to the execution of this Lease Agreement) accurately reflects Lessee's original intended use of the leased premises. The insurance questionnaire is made a part of this Lease Agreement by reference as though fully copied and recorded herein. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rental the increase (between fire walls) in Lessor's insurance premiums. If an increase in the fire and extended coverage premiums paid by Lessor for the building in which Lessee occupies space is caused by Lessee's use or occupancy of the leased premises, or if Lessee vacates the leased premises and causes an increase, then Lessee shall pay as additional rental the amount of such increase to Lessor.

   7. REPAIRS AND MAINTENANCE: (a) Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacement or repairs of any kind or character on the leased premises during the term of this Lease except such repairs as are set forth in this subparagraph. Lessor: shall at its expense maintain only the roof, foundation soundness of the floors and exterior walls (excluding all windows, window glass, plate glass, all doors and pest control and extermination) of the building in good repair and condition except for reasonable wear and tear See Addendum Item E Lessee shall repair and pay for any damage caused by Lessee's negligence or default. Lessee shall immediately give written notice to Lessor of the need for repairs, and Lessor shall proceed promptly, after having had a reasonable opportunity, to make the repairs. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience. Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alternations or additions made by Lessor under this Lease, see Addendum item F.

   (b) Lessee shall, at its own risk and expense, maintain all other parts of the buildings and other improvements on the leased premises in good repair and condition (including all necessary replacement), including, but not limited to, downspouts, dock bumpers, damage to the floors caused by Lessee's use, regular mowing of any grass, trimming, weed removal, regular removal of debris See Addendum item G. However, in a multi-occupancy building, Lessor reserves the right to perform lawn maintenance and Lessee agrees to pay Lessor for lawn maintenance on a pro rata basis Lessor shall repaint the exterior doors or other exposed parts of the building which reasonably require periodic repainting to prevent deterioration. Lessee shall take good care of all the property and its fixture, including all landscaping, and suffer no waste??? Should Lessee neglect to keep and maintain the leased premises, then Lessor shall have the right, but not the obligation to have the work done and any reasonable costs therefor shall be charged to Lessee as additional rental and shall become payable by Lease with the payment of the rental next due. At the termination of this Lease Agreement, Lessee shall deliver the leased premises "broom clean" in the same good order and condition as existed at the commencement date or completion date of this Lease ordinary wear, natural deterioration beyond the control of Lessee, damage by fire, tornado or other casualty excepted.

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   8.  UTILITY SERVICE. Lessor shall provide the normal utility service connections into the leased premises. Lessee shall pay the cost of all utility services, including, but not limited to, initial connection charges, all charges for gas, water and electricity used on the leased premises, and for all electric light lamps or tubes. Lessee shall pay all costs caused by Lessee introducing excessive pollutants into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any pollutants or solids other than ordinary human waste. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, and traps, grease traps or similar devices as may be required by the governmental subdivision for Lessee's use of the sanitary sewer system. If the leased premises are in a multi-occupancy building, Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other tenants in the building. Lessee shall pay all charges for pest control and extermination. Lessor shall not be required to pay for any services, supplies or upkeep in connection with the leased premises. However, in a multi-occupancy building Lessor. See Addendum item H.

   10. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Lessee shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, and occupancy of the leased premises. Lessee will comply with the rules of the building adopted by Lessor, which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to amend the rules and regulations of the building in any reasonable manner as may be deemed advisable for the safety, care and cleanliness, and for the preservation of good order, of the leased premises. All amendments in the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be earned out and observed by Lessee.

   11.  LESSOR IMPROVEMENTS: See Addendum item I.

   12. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make or allow to be made any alterations or to the leased premises without first obtaining the written consent of Lessor. Any alterations, to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Lessor. See Addendum item J.

   13. CONDEMNATION: (a) If, during the term (or any extension or renewal) of this Lease, all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. See Addendum item K.

   (b) In the event a portion of the leased premises shall be taken for any public or any quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private sale in lieu thereof, and this Lease is not terminated as provided in the subparagraph above. Lessor may, at Lessor's sole risk and expense, restore and reconstruct the building and other improvements situated on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. See Addendum item L.

   14. FIRE AND CASUALTY: (a) If the leased premises should be totally destroyed by fire, tornado or other casualty, or if the leased premises should be so damaged so that rebuilding or repairs cannot reasonably be completed within one hundred and twenty (120) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

   (b) If the leased premises should be partially damaged by fire, tornado or other casualty, and rebuilding or repairs can reasonably be completed within one hundred and twenty (120) working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, but Lessor may at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within one hundred and twenty (120) working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under the Lease shall cease to exist; See Addendum item M

   15. CASUALTY INSURANCE: Lessor shall at all times during the terms of this Lease, at its expense, maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value; provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the leased premises or any fixtures installed by or paid for by Lessee upon or within the leased premises or any additional improvements which Lessee may construct on the leased premises.

   16. WAIVER OF SUBROGATION: Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property (building contents) within the building, by reason of fire or the elements, or other peril regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

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   17.  HOLD HARMLESS. Unless caused by the sole negligence or misconduct by
Lessor. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the leased premises caused by the negligence or misconduct of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the buildings and improvements located on the leased premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises, or due to any other cause. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury not caused by the sole negligence of the Lessor. Any liability insurance which may be carried by Lessor or Lessee with respect to the leased premises shall be for the sole benefit of the party carrying the insurance and under its sole control.

   18. QUIET ENJOYMENT. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and, that Lessee, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the leased premises during the full term of this Lease as well as any extension or renewal; thereof.

   19. LESSOR'S RIGHT OF ENTRY: Lessor shall have the right, at all reasonable hours after providing Lessee with 24 hour notice, to enter the leased premises for the following: inspection; cleaning or making repairs; alterations or additions as Lessor may deem necessary or desirable for the uniform and efficient operation of the leased premises; determining Lessee's use of the leased premises, or determining if an act of default under this Lease has occurred, provided however, Lessor may enter the leased premises without notice to Lessee in the event of an emergency.

   20. ASSIGNMENT OR SUBLEASE: Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Lessee shall not assign this Lease or sublet all or any part of the leased premises without the prior written consent of Lessor. Lessor shall have the option, upon receipt from Lessee of written request for Lessor's consent to subletting or assignment, to cancel this Lease or the part of the Lease which pertains to the part of the leased premises to be subleased as of the date the requested subletting or assignment is to be effective. The option shall be exercised, if at all, within fifteen (15) days following Lessor's receipt of written notice by delivery to Lessee or written notice of Lessor's intention to exercise the option See Addendum item X. In the event of any assignment or subletting. Lessee shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Lessee by reason of the assignment or sublease. Any collection directly by Lessor from the assignee or subtenant shall not be construed to constitute a notation or release of Lessee from the further performance of its obligations under this Lease.

   21. HOLDING OVER: In the event of holding over by Lessee after the expiration or termination of this Lease, the hold over shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such hold over an amount equal to 125% the rent which would have been payable by Lessee had the hold over period been a part of the prior term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the hold over period shall be payable to Lessor on demand. No holding over by Lessee without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided.

   22. DEFAULT BY LESSEE. The following shall be deemed to be events of default by Lessee under this Lease:

   (a) Lessee shall fail to pay any installment of the rent required to be paid under this Lease, and the failure continues for a period of ten (10) days:

   (b)  Lessee shall abandon any substantial portion of the leased premises:

   (c) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty (30) days after written notice to lessee; See Addendum item N

   (d) Lessee shall file a petition or be adjudged bankrupt or insolvent under the National Bankruptcy Act, as amended or any similar law or statute of the United States or any state; or that a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or that Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors.

   23. REMEDIES FOR LESSEE'S DEFAULT: Upon the occurrence of any event of default set forth in this Lease Agreement, Lessor shall have the option to pursue any one or more of the following remedies after providing Lessee with 15 days prior written notice.

   (a) Terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this subparagraph, whether through inability to relet the leased premises on satisfactory terms or otherwise.

   (b) Enter upon and take possession of the leased premises and relet the leased premises on behalf of Lessee and receive directly the rent by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises.

   (c) Enter upon the leased premises and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this subparagraph not caused by the negligence of Lessor.

   24. WAIVER OF DEFAULT OR REMEDY: Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right after providing Lessee with 15 days' prior written notice to declare the default while the default remains incurred, and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in paragraph 23 above shall not preclude pursuit of any one or more of the other remedies provided in paragraph 23, provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy provided constitute a forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

   25. ACTS OF GOD: Lessor and Lessee shall not be required to perform any covenant or obligation in this Lease (except for the payment of rent by Lessee), or be liable in damages to the other, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

   26. ATTORNEY'S FEES. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places the enforcement of all or any part of this Lease, the collection of any rent due or to become due, or recovery of the possession of the leased premises in the hands of an attorney, Lessee agrees to pay Lessor reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not. See Addendum item P

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   27.  RIGHTS OF MORTGAGEE: Lessee accepts this Lease subject and subordinate to any recorded mortgage, deed of trust presently existing upon the leased premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any reasonable mortgage, deed of trust hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage on the leased premises. Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and Lessee agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its lessor, the attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of Lessor under this Lease. The respective rights and obligations of Lessee and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease, and any extensions and renewals, shall be and are the same as those set forth in this Lease. See Addendum item O.

   28. DEFINITIONS: These definitions apply to the terms defined as those terms are used throughout this Lease.

   (a) "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

   (b) An "act of God" or "force majeure" is defined for purpose of this Lease Agreement as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, riots, floods, washouts, explosions, earthquakes, fire, storms, acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor is Lessee is unable, wholly or in part, to prevent or overcome.

   (e) "Real property tax" means all city, state, and county taxes and assessments including special taxing, district taxes or assessments.

   29. SUCCESSORS: This Lease shall be binding and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns.

   30. EXTRINSIC EVIDENCE: It is expressly agreed by Lessee, as a material consideration for the execution of this Lease Agreement, that this Lease with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, understandings, stipulations, agreements or promises pertaining to this Lease Agreement or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease Agreement. It is likewise agreed that this Lease may not be altered, waived, amended or extended except by an instrument in writing, signed by both Lessor and Lessee.

   31. NOTICE: (a) All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth below, or any other address Lessor may specify from time to time by written notice delivered to Lessee.

   (b) All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth below, or at any other address within the United States as Lessee may specify from time to time by written notice.

   (c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below: See Addendum item Q.

      LESSOR:

WESTBELT BUSINESS PARK JOINT VENTURE
c/o VANTAGE PROPERTIES, INC., MANAGING PARTNER
P.O. Box 28248
Columbus, Ohio 43228

   32. RENT TAX: If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed upon rentals by any City, State, County or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payments shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

   33. ESTOPPEL CERTIFICATES' Lessee agrees to furnish promptly, from time to time, upon request of Lessor or Lessor's mortgagee, a statement certifying that Lessee is in possession of the leased premises; the leased premises are acceptable, the Lease is in full force and effect; the Lease is unmodified See Addendum item R. Lessee claims no present charge, lien, or claim of offset against rent, the rent is paid for the current month, but is not paid and will not be paid for more than one month in advance: there is no existing default by reason of some act or omission by Lessor See Addendum item S and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

   34.  OTHER PROVISIONS: See Addendum items T, U, V and W, and Y.

Signed at Columbus Ohio, this 10th day of May, 1984.
          -------------       ----        ---    --


            WITNESSES:                             LESSOR:

                                      WESTBELT BUSINESS PARK JOINT VENTURE,
                                      AN OHIO JOINT VENTURE PARTNERSHIP
                                      BY: VANTAGE PROPERTIES, INC.,
                                      MANAGING PARTNER

[SIGNATURE NOT LEGIBLE]               By /s/ Ronald A. Huff
- ---------------------------------        ------------------------------------
                                             Ronald A. Huff
/s/ Catherine A. Zitko                Title  Vice President
- ---------------------------------           ---------------------------------


            WITNESSES:                             LESSEE:

                                      BOISE CASCADE CORPORATION,
                                      A DELAWARE CORPORATION


[SIGNATURE NOT LEGIBLE]               By [SIGNATURE NOT LEGIBLE]
- ---------------------------------        ------------------------------------

[SIGNATURE NOT LEGIBLE]               Title V. P.
- ---------------------------------           ---------------------------------
[SIGNATURE NOT LEGIBLE]



                               ACKNOWLEDGEMENTS


State of Illinois
County of Cook

Dated this 20 day of April, 1984.
           --


/s/ Linda M. Hicks
- ---------------------------
Linda M. Hicks, Notary
Commission expires: 2/21/87

                        BUILDING RULES AND REGULATIONS

1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge.

2. No Lessee shall at any time occupy any part of the Building as sleeping or lodging quarters.

3. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from Lessee's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

4. No birds, fowl, or animals shall be brought into or kept in or about the building.

5. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

6. No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises causing objectionable odors, or any unreasonable use.





It is Lessor's desire to maintain in the Building the highest standard of dignity and good care???? consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. The Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the lease premises, and for the preservation of good order therein.

                        A C K N O W L E D G E M E N T S
                        -------------------------------


State of Ohio
County of Franklin

     The foregoing instrument was acknowledged before me this 10th day of
                                                              ----
May, 1984, by Ronald A. Huff, Vice President of Vantage Properties, Inc., a
- ---
Texas corporation, on behalf of the Corporation and on behalf of Westbelt Business Park Joint Venture.


My Commission Expires: 5.26.88                  /s/ Catherine A. Zitko
                       -------                  ------------------------------
                                                         NOTARY PUBLIC

                                               [NOTARY PUBLIC SEAL APPEARS HERE]
State of [ILLEGIBLE]
         ---------------
County of [ILLEGIBLE]
          --------------

     The foregoing instrument was acknowledged before me this 20 day of
                                                              --
April, 1984, by /s/ E. Thomas Edquist, of Boise Cascade Corporation, a Delaware
- -----           ---------------------
corporation, on behalf of the Corporation.


My Commission Expires: 2/21/87                  /s/ Linda M. Hicks
                       -------                  ------------------------------
                                                         NOTARY PUBLIC

                   ADDENDUM TO THAT CERTAIN LEASE AGREEMENT

                 BETWEEN WESTBELT BUSINESS PARK JOINT VENTURE

                         AND BOISE CASCADE CORPORATION

                             EXECUTED May 10, 1984
                                      ------


     A. Shall include operating expenses attributable to the building under generally accepted accounting principles consistently applied from year to year with respect to buildings similar to the building subject to this Lease and

     B. The signs shall be approximately 4 feet by 8 feet, basically the same in appearance as those pictured in Exhibit B, attached hereto and incorporated by this reference.

     C. Lessee shall have the right to erect other signs on the building approximately 1 foot by 2 feet, to indicate loading, shipping, receiving and other appropriate instructions.

     D. And receiving, storing, shipping and selling products, materials and merchandise made and/or distributed by Lessee, and for such other lawful purposes as may be incidental thereto.

     E.  Such expenses shall be excluded from the term "operating expenses."

     F. Provided, however, that if Lessor fails to complete any repairs, alterations or additions within 60 days after the date of Lessee's notice (or such longer period of time in the event that such repairs, alterations or additions cannot be completed within such 60-day period, provided that Lessor has commenced such repairs, alterations or additions and is diligently pursuing the same) and, in Lessee's reasonable opinion, such failure substantially interferes with Lessee's operations under this Lease, the Lessee may, at Lessee's option, cause such repairs, alterations or additions to be completed and deduct the cost therefore from the rent payments to be made under this Lease or be entitled to a proportionate abatement or reduction of rent for the loss of the use of the leased premises.

     G. In the event the leased premises constitute a portion of a multiple occupancy building, Lessor shall be responsible for coordinating any repairs and other maintenance of any rail tracks serving or to serve the building, and if Lessee uses such rail tracks, Lessee shall reimburse Lessor, from time to time, upon demand, as additional rent, its proportionate share of the cost of such repairs and maintenance and of any other sum specified in any agreement to which Lessor is a party respecting such tracks.

     H.  Agrees to separately meter all utilities.

     I. Lessor shall commence and complete the construction of the improvements on the leased premises. Should the cost of completing the improvements exceed $370,000, Lessor shall complete the construction, and Lessee shall pay for any excess cost over $370,000, so long as Lessor causes the improvements to be made in accordance with the floor plans and specifications in an efficient and timely manner. Lessee shall provide Lessor with specifications and floor plans for the improvements upon the execution of this Lease, and such specifications and floor plans shall be agreed to by the parties and made a part of this Lease. Lessor shall use its best efforts to complete the construction of the improvements to the warehouse portion of the leased premises by June 1, 1984, and to the office portion of the leased premises by July 1, 1984. Upon Lessor's completion of the improvements, Lessor and Lessee shall inspect the premises and shall prepare a punch list of items, if any, not completed in accordance with the specifications and floor plans. All items listed shall be completed by Lessor as soon thereafter as possible. The "completion date" shall be the date upon which all the improvements have been constructed and shall have been substantially completed in accordance with the floor plans and specifications and accepted by Lessee by a written letter of acceptance to Lessor. Lessee shall deliver the letter of acceptance to Lessor when the improvements are substantially completed in accordance with the floor plans and specifications. Should the improvements not be substantially completed by Lessor and accepted by Lessee within 60 days after June 1, 1984, with reference to the warehouse portion of the leased premises, or within 90 days after July 1, 1984, with reference to the office portion of the leased premises, Lessee, at its option, shall have the right to terminate this Lease and shall not be obligated to make payment for any improvements. The improvements shall be deemed to be substantially completed when all essential facilities and improvements have been constructed or installed by Lessor and the leased premises are ready for use by Lessee for its intended purposes. If any dispute arises between Lessor and Lessee as to the time of substantial completion or the written acceptance of the improvements by Lessee, Lessor and Lessee shall appoint a mutually acceptable, independent architect who shall certify whether the improvements have been substantially completed in accordance with the floor plans and specifications. The fees for such architect's services shall be divided equally between Lessor and Lessee.

     J. Lessee may, without the consent of Lessor, but at Lessee's own cost and expense and in a good workmanlike manner, make such minor alterations or erect, remove or alter partitions, lighting fixtures and dock levelers, or erect such shelves, bins, machinery and trade fixtures as Lessee may deem advisable without altering the basic character of the building or improvements. All shelves, bins, machinery, trade fixtures and light fixtures in the bin areas of the leased premises installed by Lessee may be removed by Lessee prior to the termination of this Lease if Lessee so elects, provided that Lessee is not in default under the terms of this Lease and further provided that Lessee shall repair any damage done to the leased premises as a result of such removal.

     K. In the event of any such taking, Lessor and Lessee shall each be entitled to receive and retain such separate awards and/or a portion of lump sum awards as may be allocated to their respective interests by the condemning authority or any court of competent jurisdiction in any condemnation proceedings.

     L. In the event of any such taking, Lessor and Lessee shall each be entitled to receive and retain such separate awards and/or a portion of lump sum awards as may be allocated to their respective interests by the condemning authority or any court of competent jurisdiction in any condemnation proceeding. Further, should Lessor's restoration and reconstruction of the building and other improvements continue for longer than 90 days after the date physical possession is taken by the condemning authority, and in Lessee's reasonable opinion substantially interferes with Lessee's operations under this Lease, Lessee may, at its option, terminate this Lease.

     M. And rent shall be abated for the unexpired portion of the Lease, effective as of the date Lessee notified Lessor of the destruction.

     N. Or if the cure cannot be completed within 30 days, the cure has been commenced within 30 days and Lessee diligently thereafter completes the cure.

     O. Provided, however, that Lessor shall procure from any mortgagee a nondisturbance agreement providing, in substance, that so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Lessee's tenancy will not be disturbed nor this Lease affected by any default under such mortgage, and Lessee agrees that this Lease shall remain in full force and effect even though default in the mortgage may occur.

     P. In the event Lessor defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, and Lessee places the enforcement of all or any part of this Lease in the hands of an attorney, Lessor agrees to pay Lessee reasonable attorneys' fees for the services of an attorney, whether suit is actually filed or not.

     Q.  To Lessee:             Boise Cascade Office Products Division
                                Attention Vice President, General Manager
                                ---------
                                800 West Bryn Mawr Avenue
                                Itasca, IL 60143

         Copy to:               Boise Cascade Corporation
                                Attention General Counsel
                                ---------
                                One Jefferson Square
                                Boise, ID 83728

     R. Or if there have been modifications, that the Lease is in full force and effect as modified and identifying such modifications.

     S. Or if Lessee has knowledge of any default, a statement of the nature thereof.

     T. Wherever the consent of either party is required under the terms of this Lease, such consent shall not be unreasonably withheld.

     U. Provided that Lessee is not in default, Lessee shall have the option to renew this Lease for an additional term of 60 months at the same terms and conditions upon providing Lessor with 120 days' prior written notice to the expiration of this Lease. In the event Lessee exercises this option to renew, the rent shall be as follows: Lessee shall pay no rent for the first three months of the renewal term, and rent thereafter shall be $36,944 per month. In the event Lessee does not exercise its option to renew, Lessee agrees to pay Lessor $158,894, as the unamortized portion of the leasehold improvements remaining at the termination of this Lease, and such payment shall be made within 30 days after the termination of this Lease. In the event Lessee exercises the renewal option, at the end of the renewal term, Lessee may exercise a second option to renew provided that Lessee is not in default, at the same terms and conditions for a period of 60 months upon providing Lessor with written notice 120 days prior to the expiration of the renewal term; however, the rent during the second option shall be the fair market rental based on the then prevailing rental rates for properties of equivalent quality, size, utility and location as the leased premises with the length of the lease term and credit-standing of Lessee to be taken into account, and the $.38 per square foot for operating expenses under paragraph 3(e) of this Lease shall be appropriately adjusted to reflect the actual expenses incurred by Lessor during the year prior to commencement of such renewal option. In the event Lessee exercises its second renewal option in accordance with the provisions of this paragraph, but Lessor and Lessee cannot in good faith agree to the fair market rental for the second option period at least 30 days prior to the expiration of the first renewal term, the second renewal option contained herein shall become null and void.

     V. Pursuant to the provisions of this paragraph, Lessor hereby grants to Lessee the right to lease approximately 46,060 square feet in the building (the "Adjacent Space" as outlined in yellow in Exhibit A), provided Lessee is not in default of the Lease and the Lease is in full force and effect. Lessor agrees to offer the Adjacent Space to Lessee for lease at least one time during the period commencing 42 months and ending 78 months following the completion date of this Lease.

         Lessor shall deliver to Lessee, in writing, notice that Lessor is offering Lessee the Adjacent Space. Lessee shall have 30 days from the receipt of such notice to notify Lessor in writing of its intent to lease all of the Adjacent Space. In the event Lessor has received no notice from Lessee by the end of the 30-day period, Lessee shall be deemed to have refused the offer. In the event Lessee does elect to lease all of the Adjacent Space and so notifies Lessor, then Lessor and Lessee shall execute an amendment to this Lease pertaining to the Adjacent Space containing substantially the same terms and conditions then existing under this Lease, with the term for the Adjacent Space to coincide with the remaining term of this Lease, including any renewal terms. Provided, however, that the rental for the Adjacent Space shall be as agreed upon by Lessor and Lessee.

     W. In addition to the rights granted in paragraph V, Lessor does hereby grant to Lessee the right of first offer to lease additional space in the building for a term coincident with the then remaining term of the Lease and renewal options consistent with the Lease, provided Lessee is not in default under this Lease and the Lease is in full force and effect. At any time during the term of this Lease, or any renewal term, should additional space in the building become available, Lessor shall notify Lessee in writing of the availability of such additional space. Lessee shall have 15 days from the receipt of any such notice to notify Lessor in writing of Lessee's desire to negotiate with Lessor regarding such space and Lessor shall not, during such 15-day period, enter into any lease with a third party for such space. A Lessee does not notify Lessor of Lessee's desire to negotiate with Lessor regarding such space within the 15 day period, Lessor may thereafter enter into a lease for such space with a third party. If Lessee notifies Lessor of Lessee's desire to negotiate and Lessor and Lessee do not reach an agreement regarding such space within 30 days after Lessee notifies Lessor, then Lessor may thereafter enter into a lease for such space with a third party. In the event that Lessor enters into a lease with Lessee for such space, such lease shall contain substantially the same terms and conditions as contained in this Lease, except for those terms dealing with rental and other financial items. It is specifically understood by both parties that nothing contained in this paragraph shall relieve Lessor of its obligation to offer the Adjacent Space to Lessee under paragraph V hereof.

     X. Lessor must either cancel this Lease, or the part of the Lease which pertains to the part of the leased premises to be subleased, as of the date the requested subletting or assignment is to be effective, or consent to Lessee's assignment or subletting.

     Y. The rental reserved hereunder for the primary term and first renewal term of this Lease includes the amortization of $230,668.50 in leasehold improvements over a ten-year period at

16% interest per annum. In the event that this Lease is terminated during the primary term or first renewal term on account of a default by Lessee, Lessee shall pay to Lessor the unamortized principal portion of the leasehold improvements remaining at the termination of this Lease, and such payment shall be made within 30 days after the termination of this Lease.

                            [DIAGRAM APPEARS HERE]

                         R E N E W A L  O F  L E A S E


     This Renewal Agreement is made and entered into between MLH Income Realty Partnership V, a New York Limited Partnership, hereinafter referred to as "Lessor", and Boise Cascade Office Products Corporation, a Delaware Corporation, hereinafter referred to as "Lessee", for and in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                             W I T N E S S E T H:


     1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in the certain written Lease Agreement dated May 10, 1984 and Addendum, as modified by Amendment to Lease dated September, 1985 and by Second Amendment to Lease dated March 19, 1986, between MLH Realty Partnership V, as Lessor, and Boise Cascade Office Products Corporation, as Lessee, for the rental of the following described property: 1634 Westbelt Drive, Columbus, Ohio 43228, consisting of approximately 126,665 square feet.

     2. Lessee warrants that Lessee has accepted and is now in possession of the demised premises and that the Lease Agreement is valid and presently in full force and effect.

     3. Effective as of October 1, 1989 (the "Effective Date"), the term of this Lease Agreement shall be extended for sixty (60) months (the "Extended Term") and the expiration date set forth in paragraph 2 is hereby changed from September 30, 1989 to September 30, 1994.

     4. As of the Effective Date, the monthly rental payments set forth in paragraph 3(a) of the Lease Agreement shall be changed from $29,555.00 per month to $36,944.00 per month. Notwithstanding the foregoing, and provided Lessee is not in default, Lessee shall not be obligated to pay the first three installments of monthly rent due during the Extended Term.

     5. All other terms and conditions of the Lease Agreement dated May 10, 1984 and Addendum attached thereto and made a part thereof, shall remain the same.

     Signed at 2 Broadway, NY, NY, this 23rd day of May, 1989.
               ------------------       ----        ---

Signed and Acknowledged in              LESSOR:
the presence of:
                                        MLH Income Realty Partnership V,
                                        a New York Limited Partnership

[SIGNATURE NOT LEGIBLE]                 By: [SIGNATURE NOT LEGIBLE]
- --------------------------                  --------------------------
__________________________              Title: V.P
(Witnesses as to Lessor)                       -----------------------

                                        LESSEE:

                                        Boise Cascade Office Products
                                        Corporation,
                                        a Delaware Corporation

[SIGNATURE NOT LEGIBLE]                 By: [SIGNATURE NOT LEGIBLE]
- --------------------------                  ---------------------------
[SIGNATURE NOT LEGIBLE]                 Title:   V.P.
- --------------------------                     ------------------------
(Witnesses as to Lessee)

                        A C K N O W L E D G E M E N T S
                        -------------------------------

STATE OF [ILLINOIS]
         -------------
COUNTY OF [ILLEGIBLE]
          ------------

     The foregoing instrument was acknowledged before me this 27 day of
                                                              --
April, 1989, by E. J. Edguist, the Vice President of Boise Cascade Office
- -----           -------------      --------------
Products Corporation, a Delaware Corporation, on behalf of the corporation.


                                                       /s/ Joanne DeVries
                                                  ---------------------------
                                                          NOTARY PUBLIC


My Commission Expires: 6/27/90
                       -------
                                                ________________________________
                                                        "OFFICIAL SEAL"
                                                         Joanne deVries
                                                 Notary Public State of Illinois
                                                  My Commission expires 6/27/90
                                                 _______________________________

STATE OF New York  )

COUNTY OF New York )


     The foregoing instrument was acknowledged before me this 23rd day of
                                                              ----
May, 1989, by Lawrence T Kwiat, the authorized representative of the
- ---           ----------------      -------------------------    ---
Managing General Partner of MLH Income Realty Partnership V, a New York
- ---------------------------
Limited Partnership, on behalf of the partnership.


                                                     /s/ Karen A Calabrese
                                                  ---------------------------
                                                          NOTARY PUBLIC

My Commission Expires:  2/28/91
                        -------

                              KAREN A. CALABRESE
                       Notary Public State of New York
                                No. 24-4823056
                           Qualified in Kings County
                          Commission expires 2/28/91

                           SECOND AMENDMENT TO LEASE
                           -------------------------


     BY THIS AMENDMENT, dated March 19, 1986, to the Lease dated May 10, 1984, as amended in September 1985 by Amendment to Lease ("Lease"), between MLH INCOME REALTY PARTNERSHIP V, successor in interest to Westbelt Business Park Joint Venture ("Lessor"), and BOISE CASCADE OFFICE PRODUCTS CORPORATION, Successor in Interest to Boise Cascade Corporation ("Lessee"), for 126,665 square feet of space in Park Distribution Center Building A, Westbelt Business Park, Columbus, Ohio, Lessor and Lessee agree as follows:

     1. The commencement date of the Lease shall be September 30, 1984, and the Lease termination date shall be September 30, 1989.

     2. All other provisions of the Lease, as amended, not affected by this Amendment, including but not limited to Paragraphs U and V of the Addendum to the Lease, shall remain valid and effective.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Lease to be signed as of the date first set forth above.

LESSEE:                                 LESSOR:

BOISE CASCADE OFFICE PRODUCTS           MLH INCOME REALTY PARTNERSHIP V
CORPORATION                             By: MLH Property Manager V Inc.


By [SIGNATURE NOT LEGIBLE]              By [SIGNATURE NOT LEGIBLE]
   --------------------------              ----------------------------
        Vice President                  Title [ILLEGIBLE]
                                              -------------------------

                           THIRD AMENDMENT TO LEASE


     THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made as of this _____ day of August, 1994 by and between MLH INCOME REALTY PARTNERSHIP V, a New York limited partnership having an address at World Financial Center, South Tower, New York, New York 10080-6112 ("Landlord") and ASSOCIATED STATIONERS, INC., a Delaware corporation having an address at 1075 Hawthorn Drive, Itasca, Illinois 60143 ("Tenant").


                                  WITNESSETH:
                                  ----------


     WHEREAS, Westbelt Business Park Joint Venture, as predecessor-in-interest to Landlord, and Boise Cascade Corporation, as predecessor-in-interest to Tenant entered into that certain Lease Agreement dated May 10, 1984, as amended by Addendum dated May 10, 1984, Amendment to Lease dated September, 1985, Second Amendment to Lease dated March 19, 1986, Renewal of Lease dated May 23, 1989 and Consent Letter dated December 9, 1991 (collectively, the "Lease") with respect to premises consisting of approximately 126,665 rentable square feet in the building (the "Building") located at 1634 Westbelt Drive, Columbus, Ohio, as more particularly described in the Lease; and

     WHEREAS, Landlord and Tenant desire to amend the Lease with respect to an extension of the term of the Lease and as otherwise provided in this Amendment; and

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. The provisions of this Amendment shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the respective meanings ascribed to them in Lease.

     2.   Termination Date. The term of the Lease is hereby extended and shall
          ----------------
end on August 31, 1999, unless sooner terminated as provided in the Lease or by applicable law.

     3.   Base Rent. Effective from and after July 1, 1994 (the "Effective
          ---------
Date"), Paragraph 3 of the Lease shall be amended so that base rent shall be $348,328.80 per annum ($29,027.40 per month). Landlord acknowledges that Tenant has paid rent in the amount of $36,944 for each of the months of July and August, 1994, and therefore has overpaid rent in the amount of $15,833.20, which amount shall be credited against Tenant's rent obligations for the month of November, 1994. Notwithstanding anything to the contrary contained herein, provided that Tenant shall not be in default under the terms of the Lease as amended hereby, Tenant shall not be obligated to pay base rent in the amount of $29,027.40 per month for the months of September and October, 1994. The foregoing rental concession shall be null and void "ab initio" if Landlord at any time terminates the Lease or re-enters or repossesses the Premises on account of any default of Tenant under the Lease, and Landlord shall be entitled to recover from Tenant, in addition to all other amounts Landlord is entitled to recover, the amount of all rental concessions.

     4.   Operating Expenses. Paragraph 3(e) of the Lease is hereby amended by
          ------------------
deleting the $0.38 expense stop set forth therein and substituting $0.00 in lieu thereof, it being the intent of Landlord and Tenant that Tenant pay its pro rata share of all operating expense for the Building.

     5.   Use. The Premises shall be used for the warehousing and distribution
          ---
of paper and office and related products and incidental lawful uses.

     6.   Landlord's Work
          ---------------

          A. Landlord shall perform or cause to be performed certain improvements to be mutually agreed upon by Landlord and Tenant (the "Improvements") to the Premises in a building standard manner using building standard materials as more particularly set fourth on Exhibit "D" attached hereto and made a part hereof. Landlord agrees to perform any portion of the Improvement work which materially interferes with Tenant's conduct of business in the Premises on weekends or after normal business hours.

          B. Tenant acknowledges and agrees that it is presently in possession of the Premises, that it has made a full and complete inspection of the Premises, and is familiar with the condition thereof and, except for the Improvements, shall and does accept possession of the Premises in its present "as-is" condition as suitable for Tenant's intended use and occupancy thereof. Upon Tenant's continued occupancy of the Premises, it shall be conclusively presumed that same has been so accepted by Tenant, is in satisfactory condition, and complies fully with Landlord's covenants and obligations. Tenant acknowledges that Landlord shall have no obligation to perform any tenant improvement work of any kind in connection with Tenant's occupancy of the Premises and Tenant, at Tenant's sole cost and expense, shall perform all necessary or desirable work in connection with preparing the Premises for its occupancy in accordance with the Lease and any and all costs of same shall be paid by Tenant in full and Tenant shall provide Landlord with reasonable evidence of such payment within five (5) days after Landlord's request therefor.

          C. In the event Landlord fails to substantially complete the Improvements on or before September 30, 1994 (unless such failure is due to an act or omission of Tenant, its agents or employees or force majeure), then Tenant shall have the right to send a notice to Landlord specifying the portion(s) of the Improvements (the "Incomplete Items") which have not been substantially completed. If Landlord fails to substantially complete the Incomplete Items within twenty (20) days after the giving of such notice, Tenant shall have the right to perform the Incomplete Items and thereafter send Landlord a statement of costs incurred for the Incomplete Items, together with evidence thereof. Landlord shall promptly reimburse Tenant for the reasonable cost of performing the Incomplete Items, and in the event fails to do so within thirty (30) days after rendition of Tenant's statement. Tenant may deduct the reasonable cost of performing the Incomplete Items from the next installment of rent coming due under the Lease.

     7.   Extension Option
          ----------------

          A. Provided that the Lease is in full force and effect, without the occurrence of an event of default thereunder or any defaults or breaches under any of the terms, covenants or conditions in the Lease on Tenant's part to observe or perform on the date that Tenant exercises the option granted herein or on the expiration date of the Lease, Tenant shall have the option (the "Extension Option"), to extend the term of the Lease for an extension term (the "Extension Term") of five (5) year(s) commencing on the day next succeeding the expiration date of the Lease and ending on the day which shall be the fifth
(5th) anniversary of said expiration date, both dates inclusive, in accordance with and subject to the terms, covenants and conditions hereinafter set forth. Tenant shall exercise the Extension Option by sending a written notice thereof (the "Extension Notice") to the Landlord by certified mail, return receipt requested or nationally recognized overnight courier service on or before the date which is 180 days prior to the expiration date, time being of the essence. If Tenant shall send the Extension Notice within the time and in the manner hereinabove provided, the term of the Lease shall be deemed extended for the Extension Term upon the terms, covenants and conditions hereinafter contained. If Tenant shall fail to send the Extension Notice within the time and in the manner hereinabove provided, the Extension Option shall cease and terminate, and Tenant shall have no further option to extend the term of this Lease.

          B. The Extension Term shall be upon, and subject to, all of the terms, covenants and conditions provided in the Lease for the initial term hereof, without any further right of extension, except that:

     (a) any terms, covenants, or conditions in the Lease that are expressly or by their nature inapplicable to the Extension Term (including, without limitation, paragraph 6 of this Amendment) shall not apply during the Extension Term; and

     (b) the basic annual rental payable by Tenant during the Extension Term (the "Extension Rent"), subject to adjustment as otherwise in the Lease provided, shall be an amount equal to the fair market rental value of the leased premises to be prevailing as of the commencement of the Extension Term on the basis of a new five (5) year letting of the leased premises determined in accordance with paragraph C below.

          C. (i) Within thirty (30) days after receipt by Landlord of Tenant's Extension Notice, Landlord shall submit to Tenant Landlord's determination of the fair market rental value of the Premises. If Tenant does not notify Landlord in writing within ten (10) days of Tenant's receipt of Landlord's determination that Tenant objects to such determination of the fair market rental value, Tenant shall be deemed to have accepted such determination of the fair market value and such determination shall be deemed to be fair market value for the purpose of determining Extension Rent for the Extension Term. If Tenant so notifies Landlord that Tenant objects to Landlord's determination, Landlord and Tenant shall endeavor to reach an agreement as to the fair market rental value of the Premises for the Extension Term. If Tenant and Landlord are unable to reach agreement within sixty (60) days after Tenant gives the Extension Notice, then Landlord and Tenant shall each, within twenty (20) days after the expiration of such sixty (60) day period, select an MAI appraiser (the "Appraisers"). The two appraisers so selected shall, within forty-five (45) days of such selection, jointly attempt to determine and agree on the fair market rental value of the Premises for the Extension Term. If the Appraisers cannot agree on such fair market rental value, within said forty-five (45) day period, each Appraiser within such period shall make an independent appraisal of such rental value and deliver the same to Landlord and Tenant. If either Appraiser fails to deliver its appraisal within such forty-five (45) day period then the appraisal of the single Appraiser shall be deemed to be such fair market rental value for purposes of determining the Extension Rent for the Extension Term. Within ten
(10) days of Landlord's and Tenant's receipt of the last appraisal, the two Appraisers shall select (by written notice to Landlord and Tenant) another MAI appraiser (the "Third Appraiser") whose sole responsibility shall be to select, within ten (10) days, which of the two original appraisals more closely approximates such fair market rental value, which appraisal shall be deemed to be the fair market value for purpose of determining Extension Rent. The determinations of the Appraisers or Third Appraiser, as the case may be, shall be in writing and shall be binding on both Landlord and Tenant. In determining such fair market rental value, each of such appraisers shall take into consideration the rental rate per square foot in comparable buildings in Columbus, Ohio the size, term, and location of the Building, the existence age and condition of the tenant improvements then in the Premises, and the terms and conditions of this Lease.

               (ii) The Appraisers and the Third Appraiser shall have at least ten (10) years experience in appraising the value of leasehold interests in real estate and shall be familiar with then current rental values in comparable buildings located in Columbus, Ohio. Duplicate original counterparts of the determinations of each of the Appraisers and the Third Appraiser, as the case may be, shall be sent promptly to both Landlord and Tenant by certified mail, return receipt requested or nationally recognized overnight carrier. The cost and expense of the Third Appraiser (including fees) or determination shall be borne equally by Landlord and Tenant. Landlord and Tenant shall each bear the cost of its respective Appraiser.

          D. If the Lease is extended as hereinbefore expressly provided, then Landlord shall have no obligations or duties to paint or otherwise prepare or repair the leased premises, or perform any work or make any installations, in connection with the Extension Term. When used in subparagraph A above, the term "Tenant" shall mean only the named tenant in the Lease, or, to the extent permitted under the Lease, a successor by merger, consolidation or sale of substantially all of the assets of Tenant, and no other assignee, subtenant or successor thereof.

          E. Tenant acknowledges that it shall have no further rights under Paragraph U of the Addendum dated May 10, 1984.

     8.   Right of First Refusal
          ----------------------

          A. Provided that the Lease is then in full force and effect, and provided further that Tenant is not then in breach or default under any of the terms, covenants or conditions in the Lease as amended hereby on Tenant's part to observe or perform, if Landlord intends to lease the space consisting of approximately 79,325 rentable square feet as indicated on Exhibit "A" (the "Refusal Space") to a third-party tenant, Landlord shall give Tenant written notice (the "Refusal Space Notice") of such intention. During the five (5) business day period commencing on the date Landlord gives the Refusal Space Notice to Tenant, Tenant shall have the option (the "Refusal Space Option") to lease the Refusal Space from Landlord, upon the terms and conditions set forth in the Refusal Space Notice by giving to Landlord written notice by U.S. certified mail, return receipt requested or nationally recognized overnight courier service (the "Exercise Notice"), of Tenant's exercise of the Refusal Space Option.

          B. If Tenant fails to give the Exercise Notice to Landlord within said five (5) business day period, time being of the essence, or if Tenant fails for any reason to duly execute and deliver to Landlord a lease agreement (or lease amendment) with respect to the Refusal Space in form and content satisfactory to Landlord, within fifteen (15) days after Tenant gives the Exercise Notice to Landlord, time being of the essence, the Refusal Space Option shall be deemed revoked and of no further force and effect and Landlord may thereafter proceed with the leasing of the Refusal Space to any third-party tenant upon terms and conditions satisfactory to said Tenant and Landlord.

          C. Notwithstanding anything contained in this Lease to the contrary, if on the date Landlord gives the Refusal Space Notice to Tenant or on the date Tenant gives the Exercise Notice to Landlord, the Lease is not in full force and effect or Tenant is in breach or default under any of the terms, covenants and conditions in the Lease on Tenant's part to observe or perform then, in addition to all of Landlord's rights and remedies, the Refusal Space Option shall be deemed revoked and of no further force and effect, and Landlord may thereafter proceed with the leasing of the Refusal Space to any tenant and upon any terms and conditions.

          D. The Refusal Space Option shall apply only to the first (1st) actual leasing of the Refusal Space immediately succeeding the initial letting of the Refusal Space (or, if the Refusal Space is currently leased, the existing letting). If the Refusal Space is initially leased to more than one (1) tenant, then each portion thereof so leased shall constitute a "Refusal Space" and the Refusal Space Option shall apply only to the first (1st) actual leasing of each such Refusal Spaces (or, if the Refusal Space is currently leased, the existing letting). Tenant expressly agrees that the Refusal Space Option is subject to the then existing occupancies of, and any rights of first refusal or expansion of any tenant with respect, to the Refusal Space.

          E. Tenant acknowledges that it shall have no further rights under Paragraph V or W of the Addendum dated May 10, 1984.

     9.   Insurance. The Insurance Rider attached hereto as Exhibit "B" is
          ---------
hereby incorporated into and made a part of the Lease. Tenant agrees to comply with all of the terms, conditions, and provisions of the Insurance Rider.

     10.  Hazardous Materials. The Hazardous Materials Rider attached hereto as
          -------------------
Exhibit "C" is hereby incorporated into and made a part of the Lease. Tenant agrees to comply with all of the terms, conditions and provisions of the Hazardous Materials Rider.

     11.  Broker. Tenant represents and warrants that is has had no dealings,
          ------
communications or negotiations with any broker or agent in connection with this Amendment except Grubb & Ellis and Carey Leggett Realty (collectively, "Leasing Broker") and National Realty (the "Former Broker"). Tenant hereby agrees to indemnify Landlord from any and against all loss, claim, expense, damage, liability or cost and expenses (including without limitation attorneys' fees) resulting from a breach of the foregoing representation and warranty. Landlord shall pay Leasing Broker a commission pursuant to a separate written agreement. Landlord represents that the Former Broker is not entitled to receive a commission in connection with this Amendment, and shall indemnify Tenant from and against any claim for a commission by the Former Broker.

     12.  Tax Status. Tenant represents that it is not a tax-exempt
          ----------
organization as defined in Section 401 or Section 501 of the Internal Revenue Code or a foreign entity not subject to the U.S. taxation.

     13.  Notices.
          -------

          A.   Landlord's address for all purposes under the Lease shall be:

                     MLH Income Realty Partnership V
                     World Financial Center - South Tower
                     New York, New York 10080-6112
                     Attn: Senior Vice President - Portfolio Management

                     with a copy sent concurrently to:

                     MLH Income Realty Partnership V
                     World Financial Center - South Tower
                     New York, New York 10080-6112
                     Attn: Sr. Vice President - Legal Department

          B.   Tenant's address for all purposes under the Lease shall be:

                     Associated Stationers, Inc.
                     1634 Westbelt Drive
                     Columbus, Ohio 43228
                     Attn: General Manager

                     with a copy sent concurrently to:

                     Associated Stationers, Inc.
                     1075 Hawthorne Drive
                     Itasca, Illinois 60143
                     Attn: Vice President-Distribution and Operations

     14.  Exculpation. Notwithstanding anything contained in the Lease to the
          -----------
contrary, Tenant agrees that it shall look solely to the estate and property of the Landlord in the land and building comprising the Property of which the Premises are a part for the collection of any judgment (or any other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord and no other property or estates of Landlord or any of its agents, employees, partners, (general or limited), affiliates, shareholders or joint venturers shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies. In the event of any sale of this Lease or the Property or a lease thereof by Landlord, Landlord shall be entirely freed, relieved and released of all covenants and obligations of Landlord hereunder.

     15. This Amendment shall not constitute an agreement by Landlord and shall not be binding upon Landlord unless and until this Amendment shall be executed by Landlord and Tenant, and shall be delivered by Landlord to Tenant.

     16. This Amendment shall not be changed orally, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted their assigns. Tenant hereby confirms that it has assumed the performance of all of the terms, covenants and conditions of the Lease and agrees to perform all of the terms, covenants and conditions of the Lease with the same effect as though Tenant had executed the Lease as the tenant originally named therein.

     17. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the date first written above.

                                       LANDLORD:

                                       MLH INCOME REALTY PARTNERSHIP V
WITNESS:                               By: MLH Property Managers Inc.
                                           Managing General Partner


[SIGNATURE NOT LEGIBLE]                By: [SIGNATURE NOT LEGIBLE]
- -----------------------                    ---------------------------
                                                 Vice President

     (Print Name)

                                       TENANT:


WITNESS/ATTEST:                        ASSOCIATED STATIONERS, INC.


/S/ Duane Ratay                        By: /S/ Daniel H. Bushell
- -----------------------                    ---------------------------


                                       Name: Daniel H. Bushell
                                             -------------------------


Duane Ratay                            Title: Chief Financial Officer
- -----------------------                       ------------------------
     (Print Name)

                                  EXHIBIT "A"

                            [DIAGRAM APPEARS HERE]

                                  EXHIBIT "B"


                                INSURANCE RIDER
                                ---------------


     1. Notwithstanding anything to the contrary set forth in this Lease. Tenant covenants and agrees that during the term of this Lease (and any renewal or extension thereof), Tenant, at its sole cost and expense, shall obtain, maintain and keep in full force and effect:

     (a) Comprehensive General Liability Insurance including Blanket Contractual, Personal Injury, Broad Form Property Damage, Products Liability, Completed Operations, Fire Legal Liability, Host Liquor Law Liability (and if Tenant shall be operating a restaurant, tavern or other establishment which sells or dispenses any drink or beverage containing alcohol, Dram Shop Liability) and Owned, Non-owned and Hired automobile coverages, naming Landlord and Tenant, any mortgagee of the Building and any landlord under a ground lease of the property on which the Building is located, and any other designee of Landlord, as insureds, with minimum limits of $1,000,000 combined single limit for property damage and bodily injury per occurrence for any and all claims for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the Premises and the public portions of the Building arising out of or in connection with any act or omission of Tenant, its employees, agents, contractors, customers, and invitees.

     (b) All Risk insurance including without limitation sprinkler leakage and flood and earthquake (if flood and earthquake exposure exists) and vandalism and malicious mischief on a 100% replacement cost basis covering all contents, merchandise, inventory, equipment, floor coverings, fixtures and improvements and such other portions of the Premises which Landlord is not responsible for restoring. Tenant shall apply all insurance proceeds attributable to any of the foregoing items to the repair and restoration thereof unless this Lease shall be terminated due to the occurrence of the casualty. In addition, Tenant shall obtain and keep in full force and effect during the term of this Lease business interruption insurance with all risk perils and such other insurance in such amounts as Landlord shall reasonably require.

     (c) Workers' Compensation insurance as required by law and Employers' Liability coverage for a minimum of $100,000 per occurrence.

     2. Tenant covenants to comply with any and all rules and regulations applicable to the Premises issued by the Board of Fire Underwriters or by any other body hereinafter constituted exercising similar functions and insurance companies writing policies covering the Premises. Tenant shall pay all costs, expenses, claims, fines, penalties and damages imposed because of failure of Tenant to comply with this Section (2) and agrees to indemnify Landlord from all liability (including without limitation attorney's fees) with reference thereto. Tenant shall, at its own cost and expense, procure and maintain each and every permit, license, certificate or other authorization and any renewals, extensions or continuances of the same required in connection with lawful and proper use of the Premises for Tenant's business. Tenant agrees to pay upon demand as additional rent under this Lease any increase in the amount of insurance premiums payable by Landlord for its insurance on the Building and/or the underlying property ("Landlord's Insurance") over and above the rate now in force that may be caused by Tenant's use or occupancy of the Premises or any act or omission of Tenant, its agents, employees, contractors or invitees. If as result of any such act or omission, all or any part of Landlord's Insurance shall be cancelled or suspended, then Tenant shall indemnity Landlord against any liability, cost or expense which would have been covered thereunder. All insurance obtained by Tenant hereunder shall be under primary policies and Landlord's Insurance shall be excess and noncontributory.

     3. Tenant shall deposit a policy or policies of all such insurance, or an approved certificate evidencing such insurance issued by duly authorized agents of the carriers in question, with Landlord at least ten (10) days before the Commencement Date and renewals of such policies and at least thirty (30) days prior to the expiration of any existing policies. All such policies shall provide that such insurance shall not be modified, cancelled, reduced or allowed to lapse except upon thirty (30) days prior written notice to Landlord and all other additional insureds.

     4. All such policies shall (a) be written in form and substance satisfactory to Landlord by an insurance company licensed and authorized to do business in the state in which the Building is located and otherwise satisfactory to Landlord in all respects, (b) contain a provision or endorsement that (i) no act or omission of Tenant shall affect or limit the obligation of the insurer to pay the amount of the loss sustained, (ii) all of Tenant's indemnity obligations under this Lease are insured and (iii) Tenant shall be solely responsible for the payment of all premiums and that Landlord shall have no obligation to pay same notwithstanding that Landlord is or may be named as an insured. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies in the event of a default under this Lease. Carrying the prescribed insurance shall in no way be construed as either a limitation or satisfaction of the hold harmless or indemnity agreements contained in this Lease. In the event Tenant shall not obtain any of the insurance required to be obtained hereunder, Landlord shall have the right to obtain such insurance on Tenant's behalf and Tenant shall pay to Landlord the cost thereof upon demand as additional rent. Landlord shall have the further right to review annually the form, substance and limits of all of Tenant's insurance required hereunder and Tenant shall adjust its insurance and/or increase the limits thereof as Landlord shall deem reasonably necessary provided such adjustment or increase is consistent with the standards of landlords of comparable buildings in Columbus, Ohio.

     5. Landlord and Tenant shall obtain in all policies of insurance respectively maintained by them with respect to the Building and/or the Premises a waiver by the insurer of all right of subrogation against the other in connection with property insurance. So long as both Landlord's and Tenant's policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for and agree to release the other from liability from loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party undertaking to obtain such waiver shall notify the other thereof in writing, and the latter shall have ten
(10) days in which either to (i) procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) agree to pay such additional premium (in Tenant's case in the proportion which the rentable area of the Premises bears to the area covered by the insurance policy of Landlord in question).

                                  EXHIBIT "C"


                    HAZARDOUS MATERIALS RIDER - INDUSTRIAL
                    --------------------------------------

     (1)  Tenant's Covenants Regarding Hazardous Materials.
          ------------------------------------------------

          (A)  Compliance with Environmental Laws. Tenant shall at all times
               ----------------------------------
and in all respects comply with all federal, state and local laws, ordinances and regulations, including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. (S)1251, et seq.), Resource Conservation & Recovery Act (42 U.S.C. (S)6901, et seq.), Safe Drinking Water Act (42 U.S.C. (S)3000f, et seq.), Toxic Substances Control Act (15 U.S.C. (S)2601, et seq.), the Clean Air Act (42 U.S.C. (S)7401, et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)9601, et seq.) and other comparable local, state and federal laws, currently in force or enacted in the future (collectively, "Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitations, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

          (B)  Hazardous Materials Handling. Tenant shall at its own expense
               ----------------------------
procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, or under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws are strictly the responsibility of Tenant. Upon expiration or earlier termination of the term of the Lease, Tenant shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or any Building, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or Building, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove any tanks or fixtures which contain or contained, or are contaminated with Hazardous Materials.

          (C)  Notices. Tenant shall immediately notify Landlord in writing of:
               -------
(i) any enforcement, cleanup, removal or other governmental or regulatory action of which Tenant or its agents or employees has knowledge, instituted, completed or threatened pursuant to any Hazardous Materials Laws in connection with the Premises or Tenant's use thereof; (ii) any claim made or threatened by any person against Tenant, the Premises or Building relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials in connection with the Premises or Tenant's use thereof; and (iii) any reports made to any environmental agency of which Tenant or its agents or employees has knowledge, arising out of or in connection with any Hazardous Materials in, on or removed from the Premises or Building, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Building or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

     (2)  Indemnification of Landlord. Tenant shall indemnify, defend (by
          ---------------------------
counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorney's fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, be (A) the presence in, on, under or about the Premises or Building or discharge in or from the Premises or Building of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or Building, except to the extent such Hazardous Materials were present in the Premises prior to the initial commencement date of the Lease (June 1, 1984), or (B) Tenant's failure to comply with any Hazardous Materials Law whether knowingly or unknowingly, the standard herein being one of strict liability. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises or Building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provision hereof, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

     (3)  Environmental Audit: Right of Entry. Landlord shall have the right to
          -----------------------------------
require Tenant to undertake and submit to Landlord a periodic environmental audit from an environmental company approved by Landlord, which audit shall cover Tenant's compliance with this Rider. Landlord may not require an audit more often than once every two years unless Landlord has reasonable cause to believe that Tenant has violated the terms or conditions of this Rider Tenant shall promptly comply with all requirements of any such audit and cure all matters raised therein at Tenant's sole cost.

     (4)  Indemnification of Tenant. Landlord shall indemnify, defend (by
          -------------------------
counsel reasonably acceptable to Tenant), protect, and hold Tenant free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorney's fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, be (A) the presence in, on, under or about the Premises or Building or discharge in or from the Premises or Building of any Hazardous Materials to the extent caused by Landlord, its agents or employees, or (B) Landlord's failure to comply with any Hazardous Materials Law.

                                  EXHIBIT "D"


                                 IMPROVEMENTS
                                 ------------


1) Removal of all existing carpet throughout the office area including all necessary furniture relocation.

2) Install new carpet throughout the office area. Carpet will be direct glue down and shall be Shaw 22 oz. or equivalent. Color and style to be selected by tenant.

3) Repaint all walls throughout the office area with Sherwin Williams Promar or equivalent. Color and style to be selected by tenant.

4)   Wash down and clean all existing wall covering throughout the office area.

5a)  Existing concrete floor to be patched and repaired in selected places.

5b) Ashford Formula sealer or equivalent will be used to reseal aisles and staging areas.

6) Two existing exterior wall mounted lights located over the north entry will be replaced with "Hubbel" 400 watt metal halide flood lights and three will be added as indicated on the diagram provided in the Koll Management Services letter dated April 29, 1994, addressed to Duane Ratay.

7) The concrete dolly pad will be completely replaced from the main entry south to door #7.

8)   Replace the existing ceiling tiles throughout the office area.

9) Install a hand rail along the steps leading from the front door to the parking lot.

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